                                                                      EXHIBIT 24



                            POWER OF ATTORNEY



The undersigned Director of Hooper Holmes, Inc., a New York corporation (the "Company"), which proposes to file a Form 10-K Annual Report pursuant to
Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby appoints James M. McNamee and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

        1.  to sign such Annual Report on Form 10-K
            and any subsequent amendment thereto,
            and any and all other amendments or
            documents related thereto which any of
            said attorneys in fact, in his discretion, may deem necessary or proper; and

        2.  to perform every other act which any of
            said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.




DATED:_____________________

                               ______________________________

                                    Anne King Sullivan

                            POWER OF ATTORNEY



The undersigned Director of Hooper Holmes, Inc., a New York corporation (the "Company"), which proposes to file a Form 10-K Annual Report pursuant to
Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby appoints James M. McNamee and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

        1.  to sign such Annual Report on Form 10-K
            and any subsequent amendment thereto,
            and any and all other amendments or
            documents related thereto which any of
            said attorneys in fact, in his discretion, may deem necessary or proper; and

        2.  to perform every other act which any of
            said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.




DATED:_____________________

                               ______________________________

                                    James M. McNamee

                            POWER OF ATTORNEY



The undersigned Director of Hooper Holmes, Inc., a New York corporation (the "Company"), which proposes to file a Form 10-K Annual Report pursuant to
Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby appoints James M. McNamee and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

        1.  to sign such Annual Report on Form 10-K
            and any subsequent amendment thereto,
            and any and all other amendments or
            documents related thereto which any of
            said attorneys in fact, in his discretion, may deem necessary or proper; and

        2.  to perform every other act which any of
            said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.




DATED:_____________________

                               ______________________________

                                    Kenneth R. Rossano

                            POWER OF ATTORNEY



The undersigned Director of Hooper Holmes, Inc., a New York corporation (the "Company"), which proposes to file a Form 10-K Annual Report pursuant to
Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby appoints James M. McNamee and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

        1.  to sign such Annual Report on Form 10-K
            and any subsequent amendment thereto,
            and any and all other amendments or
            documents related thereto which any of
            said attorneys in fact, in his discretion, may deem necessary or proper; and

        2.  to perform every other act which any of
            said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.




DATED:_____________________

                               ______________________________

                                    G. Earle Wight

                            POWER OF ATTORNEY



The undersigned Director of Hooper Holmes, Inc., a New York corporation (the "Company"), which proposes to file a Form 10-K Annual Report pursuant to
Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby appoints James M. McNamee and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

        1.  to sign such Annual Report on Form 10-K
            and any subsequent amendment thereto,
            and any and all other amendments or
            documents related thereto which any of
            said attorneys in fact, in his discretion, may deem necessary or proper; and

        2.  to perform every other act which any of
            said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.




DATED:_____________________

                               ______________________________

                                    Frederick D. King

                            POWER OF ATTORNEY



The undersigned Director of Hooper Holmes, Inc., a New York corporation (the "Company"), which proposes to file a Form 10-K Annual Report pursuant to
Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby appoints James M. McNamee and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

        1.  to sign such Annual Report on Form 10-K
            and any subsequent amendment thereto,
            and any and all other amendments or
            documents related thereto which any of
            said attorneys in fact, in his discretion, may deem necessary or proper; and

        2.  to perform every other act which any of
            said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.




DATED:_____________________

                               ______________________________

                                    John E. Nolan, Jr.

                            POWER OF ATTORNEY



The undersigned Director of Hooper Holmes, Inc., a New York corporation (the "Company"), which proposes to file a Form 10-K Annual Report pursuant to
Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby appoints James M. McNamee and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

        1.  to sign such Annual Report on Form 10-K
            and any subsequent amendment thereto,
            and any and all other amendments or
            documents related thereto which any of
            said attorneys in fact, in his discretion, may deem necessary or proper; and

        2.  to perform every other act which any of
            said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.




DATED:_____________________

                               ______________________________

                                    Elaine L. La Monica

                            POWER OF ATTORNEY



The undersigned Director of Hooper Holmes, Inc., a New York corporation (the "Company"), which proposes to file a Form 10-K Annual Report pursuant to
Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby appoints James M. McNamee and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

        1.  to sign such Annual Report on Form 10-K
            and any subsequent amendment thereto,
            and any and all other amendments or
            documents related thereto which any of
            said attorneys in fact, in his discretion, may deem necessary or proper; and

        2.  to perform every other act which any of
            said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.




DATED:_____________________

                               ______________________________

                                    Quentin J. Kennedy